                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):          April 16, 2002
                                                 -------------------------------


                                LENDINGTREE, INC.
                                -----------------
               (Exact name of registrant as specified in charter)


           Delaware                000-29215                     25-1795344
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           file number)            Identification Number)


         11115 Rushmore Drive, Charlotte, North Carolina      28277
--------------------------------------------------------------------------------
         (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:        (704) 541-5351
                                                    ----------------------------



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ITEM 5.  OTHER EVENTS.

         On April 16, 2002, LendingTree announced that it has sold a total of 500,000 newly issued shares of common stock to a group of three institutional and accredited investors in a private placement for gross proceeds of $5.9 million. See Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Financial Statements.  Not applicable.

         (b)  Pro Forma Financial Information.  Not applicable.

         (c)  Exhibits.  The following exhibit is filed herewith:

              10.1 Subscription Agreement between LendingTree, Inc. and SMALLCAP World Fund, Inc. dated April 12, 2002

              10.2 Subscription Agreement between LendingTree, Inc. and Ashford Capital Management Inc. dated April 12, 2002

              10.3 Subscription Agreement between LendingTree, Inc. and Pequot Scout Fund, L.P.

              10.4 Subscription Agreement between LendingTree, Inc. and Pequot Navigator Offshore Fund, Inc.

              99.1     Press release issued on April 16, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             LENDINGTREE, INC.



Date:    April 16, 2002                      By: /s/  Douglas R. Lebda
                                                 -------------------------------
                                                 Name:  Douglas R. Lebda
                                                 Title:  Chief Executive Officer

                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC


                                    EXHIBITS

                                 CURRENT REPORT
                                       ON
                                    FORM 8-K


Date of Event Reported:                                      Commission File No:
April 16, 2002                                               000-29215


                                LENDINGTREE, INC.

                                  EXHIBIT INDEX

         Exhibit No.     Exhibit Description
         -----------     -------------------

            10.1 Subscription Agreement between LendingTree, Inc. and SMALLCAP World Fund, Inc. dated April 12, 2002

            10.2 Subscription Agreement between LendingTree, Inc. and Ashford Capital Management Inc. dated April 12, 2002

            10.3 Subscription Agreement between LendingTree, Inc. and Pequot Scout Fund, L.P.

            10.4 Subscription Agreement between LendingTree, Inc. and Pequot Navigator Offshore Fund, Inc.

            99.1         Press release issued on April 16, 2002.